                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1999


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Kemper Strategic
Income Trust

            "... The first six months of the fiscal year was one of
     those rare times when exactly what you think will happen does happen.
         The result was strong relative performance for the fund. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Management Team
6
Performance Update
8
Portfolio Statistics
9
Portfolio of Investments
12
Financial Statements
14
Notes to Financial Statements
16
Financial Highlights
17
Shareholders' Meeting



AT A GLANCE
--------------------------------------------------------------------------------
KEMPER STRATEGIC INCOME TRUST
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1999

                             BASED ON    BASED ON
                             NET ASSET    MARKET
                               VALUE      PRICE
--------------------------------------------------------------------------------
KEMPER STRATEGIC
INCOME TRUST                   2.71%      5.79%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------
                               AS OF      AS OF
                              5/31/99    11/30/98

--------------------------------------------------------------------------------
NET ASSET VALUE                $13.13     $13.68
--------------------------------------------------------------------------------

MARKET PRICE                   $16.88     $16.94
--------------------------------------------------------------------------------

THE FUND MAY INVEST IN LOWER-RATED AND NON-RATED SECURITIES, WHICH PRESENT GREATER RISK OF LOSS TO PRINCIPAL AND INTEREST THAN HIGHER RATED SECURITIES, AND IN FOREIGN SECURITIES WHICH PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING FOREIGN EXCHANGE RATES, FOREIGN GOVERNMENT REGULATIONS AND DIFFERING DEGREES OF LIQUIDITY.

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF MAY 31, 1999

                                  KEMPER STRATEGIC
                                    INCOME TRUST
--------------------------------------------------------------------------------
    SIX-MONTHS INCOME                 $0.9000
--------------------------------------------------------------------------------
    MAY DIVIDEND                      $0.1500
--------------------------------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE)          13.71%
--------------------------------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON MARKET VALUE)             10.66%
--------------------------------------------------------------------------------

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. MARKET PRICE, NET ASSET VALUE, DISTRIBUTION RATES AND RETURNS ARE HISTORICAL AND WILL FLUCTUATE AND DO NOT GUARANTEE FUTURE RESULTS. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

TERMS TO KNOW

EASE Occurs when the Federal Reserve Board of Governors changes monetary policy by decreasing the federal funds rate.

FEDERAL FUNDS (Fed funds) Commercial banks are required to keep these funds on deposit at the Federal Reserve Bank in their district. In order to meet these reserve requirements, occasionally commercial banks need to borrow funds. These funds are borrowed from banks that have an excess of the required amount on hand in what is called the "Fed funds market." The interest rate on these loans is called the "Fed funds rate" and is the key money market rate that influences all other short-term rates.

FEDERAL FUNDS RATE The interest rate banks charge each other for overnight loans that are needed to meet reserve requirements. Often considered the most sensitive indicator of the direction of interest rates.

FLIGHT-TO-QUALITY BUYING A term describing investors who increase their allocation to U.S. Treasuries and other high quality securities from riskier securities in time of global economic uncertainty.

HEDGING A strategy used to help protect an investment. Financial managers can use any number of technical and nontechnical procedures to hedge or help guard against the possibility of a loss on an investment.

HIGH-YIELD BONDS Issued by companies, often without long track records of sales and earnings, or by those with questionable credit strength and pay a higher yield to investors to help compensate for their greater risk of loss to principal and interest than higher quality bonds. High-yield bonds carry a credit rating of BB or lower from either Moody's or Standard & Poor's bond rating services and are considered to be "below investment grade" by these rating agencies. Such bonds may also be unrated.

U.S. TREASURIES These debt securities are issued by the U.S. Treasury and include Treasury bills, Treasury bonds and Treasury notes. They are considered the safest of all securities. Their safety rests in the power of the U.S. government to obtain tax revenues to repay its obligations, and in its historical record of always having done so.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON, MASS. HE IS A MEMBER OF BOTH THE BLUE CHIP ECONOMIC AND FINANCIAL SURVEYS, AND SERVES ON THE POLICY ADVISORY COMMITTEES OF THE FEDERAL RESERVE BOARDS OF CHICAGO AND CLEVELAND.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

As expected, the Federal Reserve Board raised its federal funds interest rate (the rate at which banks lend to each other overnight) by one-fourth of a percentage point in June. Although higher interest rates tend to have a dampening effect on the market, investors rallied in response to this move. The Dow Jones Industrial Average, which was down 50 points before the Fed's statement on June 30, reversed course and ended the day at its highest closing level in six weeks. The Dow went on to close at a record-setting high of 11,187 on July 7.

  What led to the interest rate hike, and why does the market reaction suggest that investors are happy about it?

  It is generally recognized that a modest rate hike by the Fed may be effective in slowing the economy sufficiently to suppress any simmering inflationary pressures. Although the economy has been strong, there are concerns that it will be unable to maintain its current rate of growth without prompting inflationary pressures -- which is at the heart of the Fed's decision to raise interest rates. The Fed is acting now to be proactive. In the past, Fed policy has been reactive, which meant that the Fed tended to respond to inflation only when it picked up. A rate hike now is intended to halt any future buildup in inflation. Moreover, by hinting at an increase well in advance -- then by limiting the increase to 25 basis points -- the Fed relieved worried investors and gave a boost to the financial markets.

  Despite the minor rate increase, the long-term economic situation appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.

  This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. Prior to its strong close in the second quarter, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.

  Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., is expected to rise at an annual rate of 4 percent in the first half of 1999, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by
4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates earlier and more drastically, and that would have changed the financial market outlook.

  However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first half of 1999, while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.

  When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

  But don't forget that international crises have the potential to affect the U.S. markets dramatically. Although the Kosovo crisis seems to be waning, past increases in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries (especially Italy) have small economies and

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                           NOW (6/30/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
Ten Year Treasury Rate                          5.90                   4.81                   5.65                   6.69
Prime Rate                                      7.75                   8.49                   8.50                   8.30
Inflation*                                      2.03                   1.62                   1.44                   3.03
The U.S. Dollar*                                -2.4                   4.31                   4.88                   8.58
Capital goods orders*                           7.73                  11.44                   8.10                   5.52
Industrial production *                         1.72                   3.58                   5.05                   5.86
Employment growth*                              2.15                   2.48                   2.61                   2.51

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF MAY 31, 1999.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

little leeway in their budgets. Consequently, those countries financed unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.

  The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.

  In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

MANAGEMENT TEAM
                         KEMPER STRATEGIC INCOME TRUST

                           PORTFOLIO MANAGEMENT TEAM

[BEIMFORD PHOTO]

J. PATRICK BEIMFORD, JR., JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1976 AND IS A MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME TRUST. HE IS A CHARTERED FINANCIAL ANALYST.

[DOYLE PHOTO]

DAN DOYLE IS A FIRST VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS AND A PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME TRUST. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

[SALTZMAN PHOTO]

M. ISABEL SALTZMAN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND A PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME TRUST, IS ALSO THE SENIOR PORTFOLIO MANAGER FOR THE FIRM'S EMERGING MARKETS BOND GROUP. SHE JOINED THE ORGANIZATION IN 1990.

[VANDENBERG PHOTO]

RICHARD VANDENBERG, WITH MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE, IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND IS LEAD PORTFOLIO MANAGER OF SCUDDER KEMPER'S FIXED-INCOME GOVERNMENT AND MORTGAGE FUNDS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

KEMPER STRATEGIC INCOME TRUST ENJOYED STRONG PERFORMANCE VERSUS ITS PEERS DURING THE FIRST SIX MONTHS OF THE FISCAL YEAR. HIGH-YIELD CORPORATE BONDS AND EMERGING MARKET BONDS, TWO AREAS THE FUND HAD OVERWEIGHTED, RALLIED STRONGLY DURING THE MAJORITY OF THE PERIOD. BELOW, LEAD PORTFOLIO MANAGER PAT BEIMFORD DISCUSSES THE MARKET'S BEHAVIOR AND THE FUND'S PERFORMANCE.

Q     PAT, FOR THE SIX-MONTH PERIOD, THE FUND'S TOTAL RETURN WAS 2.71 PERCENT
(BASED ON NET ASSET VALUE) VERSUS -0.48 PERCENT FOR ITS PEER GROUP AS MEASURED BY THE LIPPER CLOSED-END FLEXIBLE INCOME FUND INDEX. BEFORE WE DISCUSS THE FUND'S PERFORMANCE, COULD YOU DESCRIBE WHAT HAPPENED IN WORLDWIDE FIXED INCOME MARKETS?

A     Certainly. In a nutshell, the beginning of the fiscal year marked a startling reversal of investor expectations. Last fall, we saw a worldwide "flight-to-quality" (see Terms To Know on page 2) as turbulent overseas markets prompted investors to seek a safe, liquid haven for their assets. U.S. government bonds were the instruments of choice, and the powerful demand for Treasuries pushed yields down substantially. This was at a time when the U.S. economy appeared to be growing well without a hint of inflation.

      All that began to change last fall. The Federal Reserve cut the Federal funds rate three times to show support for international markets and to signal its commitment to worldwide economic growth. As the ensuing months indicate, the Fed's strategy worked well, perhaps TOO well. Asian economies began to show signs of renewed life and Latin America managed to avoid the catastrophe that many economists predicted. However, the U.S. economy continued to gain strength, prompting investors to wonder if inflation might again become a threat. In the early months of 1999, investors' fears began to intensify as U.S. GDP growth topped 6 percent, the labor market became even tighter and oil prices began trending up.

      The result of all this was a "flight FROM quality" as investors, confident that global economies were back on track, began to seek income rather than stability. Emerging market bonds skyrocketed and high-yield corporate bonds staged a powerful rally. Meanwhile interest rates in the U.S. moved up steadily, depressing Treasury bond prices. By May 27, 1999, 30-year Treasury bond yields had risen to 5.84 percent from 5.18 percent six months earlier.

      In May, all fixed income markets suffered a setback as inflation fears caused the Federal Reserve to change its bias from neutral to one predisposed to tightening. With higher rates now more likely, high-yield bonds and emerging market bonds retraced some of their gains, but remained in positive territory year-to-date. For example, for the six-month period ended May 31, 1999, high-yield bonds were up 2.53 percent according to the Lehman Brothers High Yield Bond Index.* Emerging market bonds were up 3.19 percent as measured by the JP Morgan Emerging Markets Composite Index.** In contrast, 10-year Treasuries+ were down 4.66 percent and the Lehman Brothers Long Government Bond Index++ tumbled 5.76 percent for the six-month period ended May 31, 1999.

 * LEHMAN BROTHERS HIGH YIELD BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE PERFORMANCE OF CORPORATE BOND RATES BELOW INVESTMENT GRADE. THIS INDEX IS CALCULATED MONTHLY AND INCLUDES THE EFFECT OF REINVESTMENT OF DIVIDENDS. SOURCE IS LIPPER ANALYTICAL SERVICES, INC.

** JP MORGAN EMERGING MARKETS COMPOSITE INDEX IS GENERALLY REPRESENTATIVE OF THE
   PERFORMANCE OF EXTERNAL DEBT INSTRUMENTS IN THE EMERGING MARKETS. IT INCLUDES THE EFFECT OF REINVESTMENT OF DIVIDENDS. SOURCE IS J.P. MORGAN AND CO., INC.

 + 10-YEAR TREASURIES GENERALLY REPRESENTATIVE OF THE RETURN FOR 10-YEAR
   TREASURIES AND INCLUDES THE EFFECTS OF REINVESTMENT OF DIVIDENDS AND REFLECT CUMULATIVE MONTHLY RETURNS. SOURCE IS TOWERSDATA SYSTEMS.

++ LEHMAN BROTHERS LONG GOVERNMENT BOND INDEX IS GENERALLY REPRESENTATIVE OF THE
   PERFORMANCE OF GOVERNMENT AND AGENCY BONDS WITH A MATURITY OF TEN YEARS AND GREATER. THE INDEX IS CALCULATED MONTHLY AND INCLUDES THE EFFECT OF REINVESTMENT OF DIVIDENDS. SOURCE IS LIPPER ANALYTICAL SERVICES, INC.

Q     HOW DID YOU POSITION THE FUND TO RESPOND?

A     The first six months of the fiscal year was one of those rare times when exactly what you think will happen does happen. The result was strong relative performance for the fund.

      Kemper Strategic Income Trust is designed to be a relatively aggressive, income-focused fund. Therefore, we normally keep the fund substantially weighted in emerging market bonds and high-yield corporate bonds. We can alter this allocation if we strongly believe that other areas of the market will provide more income, but as the fiscal year began, we anticipated that interest rates would be flat or move higher. Such an environment would augur for government bonds to underperform and that the fund's normal bias towards emerging market bonds and high-yield bonds would be the optimum positioning. As it

PERFORMANCE UPDATE

turned out, our asset allocation decision was right on target. The high-yield market rallied since the Fed's rate cuts last fall, as have foreign currency bonds. In May, during the downturn that affected all fixed income investments both domestic and global, the fund's income-oriented positioning hurt it a bit more than its competitors. But despite giving back a portion of its gains in May, the fund outperformed its peer group average during the first half of the fiscal year.

Q     WHAT IS YOUR OUTLOOK FOR THE MULTI-MARKET BOND FUND MARKET?

A     We anticipate the domestic economy will remain on solid footing. Interest rates may continue to rise somewhat further. The market needs proof the economy is going to slow down, although there is a natural stopping point to how high rates can go when inflation is so low. For the time being, we feel the fund is well positioned for this outlook. With the fund's flexibility to move in and out of sectors, we believe it is in a good position to benefit from fluctuations in different markets during various economic cycles.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                      ON 5/31/99              ON 11/30/98
--------------------------------------------------------------------------------
    MORTGAGE PASS-THROUGHS                28%                      32%
--------------------------------------------------------------------------------
    HIGH-YIELD CORPORATE BONDS            21                       19
--------------------------------------------------------------------------------
    EMERGING MARKETS                      47                       44
--------------------------------------------------------------------------------
    OTHER                                  4                        5
--------------------------------------------------------------------------------
                                         100%                     100%

                                      [PIE CHART]              [PIE CHART]
                                       ON 5/31/99              ON 11/30/98

LONG-TERM FIXED INCOME
SECURITIES RATINGS

--------------------------------------------------------------------------------
                                      ON 5/31/99              ON 11/30/98
--------------------------------------------------------------------------------
    AAA                                   36%                      36%
--------------------------------------------------------------------------------
    A                                      8                        7
--------------------------------------------------------------------------------
    BB                                    25                       26
--------------------------------------------------------------------------------
    B                                     27                       28
--------------------------------------------------------------------------------
    OTHER                                  4                        3
--------------------------------------------------------------------------------
                                         100%                     100%

                                      [PIE CHART]              [PIE CHART]
                                       ON 5/31/99              ON 11/30/98

THE RATINGS OF STANDARD AND POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICES, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF S&P OR MOODY'S RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                      ON 5/31/99              ON 11/30/98
--------------------------------------------------------------------------------
    AVERAGE MATURITY                  8.3 years                9.5 years
--------------------------------------------------------------------------------

* PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC INCOME TRUST

PORTFOLIO OF INVESTMENTS AT MAY 31, 1999 (UNAUDITED)
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------------
    GOVERNMENT OBLIGATIONS                                                                         PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT
                                       Federal National Mortgage Association
                                         7.00%, 2027                                                    $  575          $   575
                                         7.50%, 2027                                                       679              693
                                       Government National Mortgage Association
                                         7.50%, 2023-2028                                                8,909            9,117
                                         8.00%, 2022-2026                                                6,465            6,731
                                       ----------------------------------------------------------------------------------------
                                       TOTAL U.S. GOVERNMENT OBLIGATIONS--27.8%
                                       (Cost: $16,294)                                                                   17,116
                                       ----------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

FOREIGN GOVERNMENTS
(PRINCIPAL AMOUNT
IN U.S. DOLLARS)
                                   (b) Argentine Republic
                                         4.894%, 2002                                                    9,949            8,846
                                         4.962%, 2007                                                    5,378            4,248
                                   (b) Federative Republic of Brazil,
                                         8.00%, 2014                                                    16,567           10,355
                                       Republic of Panama,
                                         6.08%, 2002                                                     1,304            1,252
                                   (b) Republic of Venezuela,
                                         5.938%, 2007                                                      643              473
                                       United Mexican States
                                         6.25%, 2019                                                     2,500            1,856
                                         11.50%, 2026                                                      910            1,004
                                       ----------------------------------------------------------------------------------------
                                       TOTAL FOREIGN GOVERNMENT OBLIGATIONS--45.5%
                                       (Cost: $25,522)                                                                   28,034
                                       ----------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS
-------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--5.3%
                                       Bar Technologies, 13.50%, with warrants, 2001                       500              525
                                       Dimac Corp., 12.50%, 2008                                           600              420
                                       Euramax International, PLC, 11.25%, 2006                            400              416
                                       Gaylord Container Corp.
                                         9.75%, 2007                                                        60               58
                                         9.875%, 2008                                                      190              167
                                       Golden Northeast Aluminum, Inc., 12.00%, 2006                       250              257
                                       GS Technologies, 12.25%, 2005                                       100               90
                                       Hines Horticulture, Inc., 11.75%, 2005                              325              347
                                       Huntsman Polymer Corp., 11.75%, 2004                                170              180
                                       Riverwood International Corp., 10.875%, 2008                        740              721
                                       Stone Container Corp., 11.50%, 2006                                  70               75
                                       ----------------------------------------------------------------------------------------
                                                                                                                          3,256
-------------------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS--.9%
                                       Day International Group, Inc., 11.125%, 2005                         35               37
                                       Fairchild Corp., 10.75%, 2009                                       250              249
                                       Nortek, Inc., 9.875%, 2004                                          270              275
                                       ----------------------------------------------------------------------------------------
                                                                                                                            561

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS--7.9%
                                   (a) Allegiance Telecom, Inc., 11.75%, 2008                           $  500          $   305
                                       American Cellular Corp., 10.50%, 2008                               320              331
                                       Call-Net Enterprises
                                         9.375%, 2009                                                      100               95
                                   (a)   10.80%, 2009                                                      200              110
                                       Intermedia Capital Partners, 11.25%, 2006                           250              279
                                   (a) Intermedia Communications of Florida, Inc.,
                                         11.25%, 2007                                                      520              374
                                       KMC Telecom Holdings, Inc., 13.50%, 2009                            100              100
                                       Level 3 Communications, Inc., 9.125%, 2008                           30               29
                                       Metronet Communications,
                                         12.00%, with warrants, 2007                                       100              119
                                       MGC Communications, 13.00%, 2004                                    350              315
                                   (a) Millicom International Cellular, S.A.,
                                         13.50%, 2006                                                      500              375
                                       Nextlink Communications, Inc., 10.75%, 2008                         140              140
                                   (a) PTC International Finance, 10.75%, 2007                             500              370
                                   (a) Spectrasite Holdings, Inc., 11.25%, 2009                            500              293
                                       Teligent, Inc., 11.50%, 2007                                        250              243
                                   (a) Triton Communications, L.L.C., 11.00%, 2008                         200              120
                                       U.S. Xchange, L.L.C., 15.00%, 2008                                  370              381
                                       USA Mobile Communications Holdings, Inc., 14.00%,
                                         2004                                                              120              120
                                   (a) Viatel, Inc., 12.50%, 2008                                          450              275
                                       Western Wireless Corp., 10.50%, 2007                                440              474
                                       ----------------------------------------------------------------------------------------
                                                                                                                          4,848
-------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICALS--4.2%
                                       Budget Group, 9.125%, 2006                                           80               77
                                       Coinmach Corp., 11.75%, 2005                                        500              550
                                   (c) Color Tile, Inc., 10.75%, 2001                                      330                3
                                       Florida Panthers Holdings, 9.875%, 2009                             250              243
                                       Hovnanian Enterprises
                                         11.25%, 2002                                                       90               92
                                         9.75%, 2005                                                        10               10
                                       National Vision Association, Ltd., 12.75%, 2005                     500              520
                                       Players International, Inc., 10.875%, 2005                          470              496
                                       Six Flags Entertainment Corp., 12.25%, 2005                         550              615
                                       ----------------------------------------------------------------------------------------
                                                                                                                          2,606
-------------------------------------------------------------------------------------------------------------------------------

CONSUMER NON-CYCLICALS--.7%
                                       Advantica Restaurant Group, Inc.,
                                         11.25%, 2008                                                      250              248
                                       Mastellone Hermonos, S.A., 11.75%, 2008                             230              173
                                       ----------------------------------------------------------------------------------------
                                                                                                                            421
-------------------------------------------------------------------------------------------------------------------------------

ENERGY--.3%
                                       R&B Falcon Finance Corp., 9.50%, 2008                               250              222
                                       ----------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

MEDIA--3.3%
                                   (a) Australis Holdings
                                         14.00%, 2000                                                      500                8
                                   (c)   15.00%, with warrants, 2002                                        21               16
                                       CSC Holdings, Inc., 9.875%, 2013                                    450              493
                                   (a) Diamond Cable Communications, PLC,
                                         11.75%, 2005                                                      175              156
                                       Frontiervision Capital Corp., 11.00%, 2006                          400              444
                                       NTL, Inc.
                                         11.50%, 2008                                                      320              352
                                   (a)   12.375%, 2008                                                     500              335
                                       Sinclair Broadcasting Group, Inc., 8.75%, 2007                      250              244
                                       ----------------------------------------------------------------------------------------
                                                                                                                          2,048

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL AMOUNT
                                                                                                       NUMBER OF SHARES      VALUE
-----------------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--.1%
                                           Trans World Airlines, Inc., 11.375%, 2006                        $  100          $    50
                                           ----------------------------------------------------------------------------------------
                                           TOTAL CORPORATE OBLIGATIONS--22.7%
                                           (Cost: $14,732)                                                                   14,012
                                           ----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCK
-----------------------------------------------------------------------------------------------------------------------------------

                                       (c) Intermedia Communications of Florida, Inc., warrants                200shs.           19
                                           Viatel, Inc.                                                      1,825               82
                                           ----------------------------------------------------------------------------------------
                                           TOTAL COMMON STOCK--.2%
                                           (Cost: $9)                                                                           101
                                           ----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

    MONEY MARKET INSTRUMENTS
                                       (d) Repurchase agreement
                                             State Street Bank and Trust and Company,
                                             dated 5/31/99, 4.80%, due 6/1/99                               $  369              369
                                           Commercial paper
                                             Yield--4.66% to 4.68%
                                             Due--June 1999                                                  2,000            1,996
                                           ----------------------------------------------------------------------------------------
                                           TOTAL MONEY MARKET INSTRUMENTS--3.8%
                                           (Cost: $2,365)                                                                     2,365
                                           ----------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost: $58,922)                                                                  $61,628
                                           ----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Deferred interest obligation; currently zero coupon under terms of the initial offering.

(b) Variable rate security. Rate shown is the effective rate on May 31, 1999 and date shown represents the final maturity of the obligation.

(c) Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(d) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $58,922,000, for federal income tax purposes at May 31, 1999, the gross unrealized appreciation was $3,936,000, the gross unrealized depreciation was $1,230,000 and the net unrealized appreciation on investments was $2,706,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

May 31, 1999 (unaudited)
(IN THOUSANDS)

-----------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------

Investments, at value
(Cost: $58,922)                                                 $61,628
-----------------------------------------------------------------------
Cash                                                                184
-----------------------------------------------------------------------
Interest receivable                                                 662
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 62,474
-----------------------------------------------------------------------

-----------------------------------------------------------------------
LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------

Liability under reverse repurchase agreements                    16,796
-----------------------------------------------------------------------
Payable for:
  Interest expense                                                   97
-----------------------------------------------------------------------
  Investments purchased                                              63
-----------------------------------------------------------------------
  Management fee                                                     30
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             27
-----------------------------------------------------------------------
  Trustees' fee                                                      10
-----------------------------------------------------------------------
    Total liabilities                                            17,023
-----------------------------------------------------------------------
NET ASSETS                                                      $45,451
-----------------------------------------------------------------------

-----------------------------------------------------------------------
ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------

Paid-in capital                                                 $48,463
-----------------------------------------------------------------------
Accumulated net realized loss on sales of investments            (6,233)
-----------------------------------------------------------------------
Net unrealized appreciation on investments                        2,706
-----------------------------------------------------------------------
Undistributed net investment income                                 515
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $45,451
-----------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($45,451 / 3,462 shares outstanding)                            $ 13.13
-----------------------------------------------------------------------

STATEMENT OF OPERATIONS

Six months ended May 31, 1999 (unaudited)
(IN THOUSANDS)

-----------------------------------------------------------------------
NET INVESTMENT INCOME
-----------------------------------------------------------------------

Interest income                                                 $ 3,884
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    194
-----------------------------------------------------------------------
  Interest expense                                                  439
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             53
-----------------------------------------------------------------------
  Professional fees                                                  42
-----------------------------------------------------------------------
  Trustees' fees and other                                           59
-----------------------------------------------------------------------
    Total expenses                                                  787
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             3,097
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------
  Net realized gain on sales of investments                         133
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments           (2,036)
-----------------------------------------------------------------------
Net loss on investments                                          (1,903)
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 1,194
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS AND CASH FLOWS
For the six months ended May 31, 1999 (unaudited) and for the year ended November 30, 1998
(IN THOUSANDS)

                                                              1999            1998
------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------
  Net investment income                                      $ 3,097           6,128
------------------------------------------------------------------------------------
  Net realized gain (loss)                                       133            (575)
------------------------------------------------------------------------------------
  Change in net unrealized appreciation                       (2,036)         (5,247)
------------------------------------------------------------------------------------
Net increase in net assets resulting from operations           1,194             306
------------------------------------------------------------------------------------
Distribution from net investment income                       (3,102)         (6,226)
------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(3 shares and 6 shares, respectively)                             37             113
------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                  (1,871)         (5,807)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
  NET ASSETS
------------------------------------------------------------------------------------
Beginning of period                                           47,322          53,129
------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment income of $515
and $520, respectively)                                      $45,451          47,322
------------------------------------------------------------------------------------
NET CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------------------------------------------------------
Increase in net assets from operations                       $ 1,194             306
------------------------------------------------------------------------------------
Non-cash items                                                   691           3,016
------------------------------------------------------------------------------------
Sale of investments                                            4,449           8,759
------------------------------------------------------------------------------------
  Net cash provided by operating activities                    6,334          12,081
------------------------------------------------------------------------------------
  NET CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------------------------------------------------------
Payments for reverse repurchase agreements                    (3,147)         (5,464)
------------------------------------------------------------------------------------
Distributions to shareholders                                 (3,065)         (6,113)
------------------------------------------------------------------------------------
  Net cash used in financing activities                       (6,212)        (11,577)
------------------------------------------------------------------------------------
Net increase in cash                                             122             504
------------------------------------------------------------------------------------
CASH (OVERDRAFT) AT BEGINNING OF PERIOD                           62            (442)
------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                        $   184              62
------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. Kemper Strategic Income Trust,
                             (formerly named Kemper Strategic Income Fund), a
                             Massachusetts business trust, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

                             SECURITY VALUATION. Investments are stated at value. Portfolio debt securities are valued by pricing agents approved by the officers of the fund, whose quotations reflect broker/dealer supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instrument purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities and assets are valued at fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Payments received or made under interest rate swap agreements are recorded as adjustments to interest income. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 1998, the fund had a tax basis net loss carryforward of approximately $6,360,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 2002 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .85% of average weekly net assets. The fund incurred a management fee of $194,000 for the six months ended
                             May 31, 1999.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $3,000 for the six months ended May 31, 1999.

NOTES TO FINANCIAL STATEMENTS

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 1999, the fund made no direct payments to its officers and incurred trustees fees of $3,000 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                    $6,905

                             Proceeds from sales                           9,610

--------------------------------------------------------------------------------

4    REVERSE REPURCHASE
     AGREEMENTS              The fund has entered into reverse repurchase
                             agreements with third parties involving its holdings in U.S. Government Agency securities. At
                             May 31, 1999, the fund had outstanding reverse repurchase agreements as follows:

                                           VALUE OF ASSETS SOLD                    WEIGHTED
                                              UNDER AGREEMENT      REPURCHASE       AVERAGE
                             MATURITY          TO REPURCHASE        LIABILITY    INTEREST RATE
                             --------      --------------------    ----------    -------------
                             Demand             $17,387,000        $16,893,000      4.52%

FINANCIAL HIGHLIGHTS

                                           SIX MONTHS
                                             ENDED             YEAR ENDED NOVEMBER 30,
                                            MAY 31,     -------------------------------------
                                              1999       1998     1997     1996     1995
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period        $ 13.68      15.39    15.34    13.12    12.60
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .90       1.77     1.79     1.75     1.68
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (.55)     (1.68)     .06     2.25      .54
---------------------------------------------------------------------------------------------
Total from investment operations                .35        .09     1.85     4.00     2.22
---------------------------------------------------------------------------------------------
Less distributions from net investment
income                                          .90       1.80     1.80     1.78     1.70
---------------------------------------------------------------------------------------------
Net asset value, end of period              $ 13.13      13.68    15.39    15.34    13.12
---------------------------------------------------------------------------------------------
Market value, end of period                 $ 16.88      16.94    19.81    17.75    14.25
---------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
---------------------------------------------------------------------------------------------
Based on net asset value                       2.71%       .48    12.55    32.63    19.29
---------------------------------------------------------------------------------------------
Based on market value                          5.79%     (5.28)   23.53    39.99    20.70
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses before interest expense               1.51%      1.20     1.24     1.23     1.26
---------------------------------------------------------------------------------------------
Expenses after interest expense                3.41%      3.94     3.99     3.89     4.35
---------------------------------------------------------------------------------------------
Net investment income                         13.43%     12.05    11.45    12.43    13.56
---------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $45,451     47,322   53,129   52,944   44,776
---------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             21%        13       16       19       49
---------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares trade during the period. Data for the period ended May 31, 1999 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Kemper Strategic Income Trust shareholders were asked to vote on a new investment management agreement with Scudder Kemper Investments, Inc. This item was approved. Below are the results:

   For          Against       Abstain
2,648,343       26,427        45,040

NOTES

NOTES

TRUSTEES & OFFICERS


TRUSTEES                        OFFICERS

JAMES E. AKINS                  MARK S. CASADY               MAUREEN E. KANE
Trustee                         President                    Assistant Secretary

JAMES R. EDGAR                  PHILIP J. COLLORA            CAROLINE PEARSON
Trustee                         Vice President and           Assistant Secretary
                                Secretary
ARTHUR R. GOTTSCHALK                                         ELIZABETH C. WERTH
Trustee                         JOHN R. HEBBLE               Assistant Secretary
                                Treasurer
FREDERICK T. KELSEY                                          BRENDA LYONS
Trustee                         J. PATRICK BEIMFORD, JR.     Assistant Treasurer
                                Vice President
THOMAS W. LITTAUER
Trustee and Vice President      ANN M. MCCREARY
                                Vice President
FRED B. RENWICK
Trustee                         ROBERT C. PECK, JR.
                                Vice President
JOHN G. WEITHERS
Trustee                         KATHRYN L. QUIRK
                                Vice President

                                LINDA J. WONDRACK
                                Vice President

--------------------------------------------------------------------------------
LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North LaSalle Street
                                  Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                       KEMPER SERVICE COMPANY
SERVICE AGENT                     P.O. Box 419066
                                  Kansas City, MO 64141-6066
--------------------------------------------------------------------------------
CUSTODIAN                         STATE STREET BANK AND TRUST COMPANY
                                  225 Franklin Street
                                  Boston, MA 02110
--------------------------------------------------------------------------------
TRANSFER AGENT                    INVESTORS FIDUCIARY TRUST COMPANY
                                  801 Pennsylvania Avenue
                                  Kansas City, MO 64105

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

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